Morgan Stanley Special Value Fund
                          Item 77(O) 10F-3 Transactions
                        August 1, 2004 - January 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Morgan
                                                                Stanle
Founda  12/8/  23,610  $22.00 $486,95  120,40    0.54%  0.24$     y,    Salomo
 tion     04    ,000           6,250      0                     Citigr     n
 Coal                                                            oup,    Smith
Holdin                                                           UBS    Barney
  gs,                                                           Invest
 Inc.                                                            ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s %
                                                                 Co.
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 ABN
                                                                 AMRO
                                                                Rothsc
                                                                 hild
                                                                 LLC,
                                                                Natexi
                                                                  s
                                                                Bleich
                                                                roeder
                                                                 Inc.